Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the annual report of Quepasa Corporation (the “Company”) on Form 10-K for the year ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof, I, John C. Abbott, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2009	By:	/s/ JOHN C. ABBOTT
John C. Abbott Chief Executive Officer (Principal Executive Officer)